1 GLOBE LIFE INC. NON-QUALIFIED STOCK OPTION GRANT AGREEMENT GLOBE LIFE INC. (the “Company”) hereby grants to the Optionee non-qualified stock options in the amount and with the exercise price specified below (the "Option") upon the terms and conditions hereinafter set forth. 1. Stock Incentive Plan. The Option is granted under the provisions of the Globe Life Inc. 2018 Incentive Plan (the “Plan”), as a non-qualified option and is subject to the terms and provisions of the Plan. By accepting the Option, Optionee shall be deemed to have agreed to the terms and conditions set forth in this Agreement and the Plan. Capitalized terms used but not defined herein shall have the meanings given them in the Plan which is incorporated by reference herein. 2. Option Period. The Option will vest in accordance with the vesting schedule below. Notwithstanding any other provision of this Agreement, if the Option is not exercised with respect to all Shares prior to seven (7) years from the Grant Date, the Option shall terminate and the parties hereto shall have no further rights or obligations hereunder. For the purposes of this agreement, "Option Period" shall mean the seven (7) year period commencing on the Grant Date. 3. Method of Exercise. The Option may be exercised in whole or in part at any time during the Option Period, by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Compensation Committee of the Globe Life Inc. Board of Directors (the "Committee"). Payment in full or in part may also be made in the form of unrestricted stock already owned by the Optionee (based on the fair market value of the stock on the date the Option is exercised). The Optionee shall have the rights to dividends or other rights of a stockholder with respect to the Shares subject to the option when the Optionee has given written notice of exercise and has paid in full for such Shares. 4. Transferability of Option. The Option may be transferred by the Optionee to members of the Optionee’s Immediate Family (the children, grandchildren or spouse of the Optionee), to one or more trusts for the benefit of such Immediate Family members or to one or more partnerships where such Immediate Family members are the only partners if (i) the Optionee has received express written approval of such transfer from the Committee and (ii) the Optionee does not receive any consideration in any form whatsoever for said transfer. Except as provided in the foregoing sentence, the Option shall not be transferable by the Optionee other than by will or by the laws of descent and distribution. 5. Termination by Death. If the Optionee's employment with the Company, any Subsidiary and/or any Affiliate terminates by reason of death (or if Optionee dies following termination of employment by reason of disability or retirement at or after age 65), the Option shall become immediately exercisable and may thereafter be exercised by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, during the period ending on the expiration of the stated term of the Option. 6. Termination by Reason of Disability. If the Optionee's employment with the Company, any Subsidiary, and/or any Affiliate terminates by reason of Disability, the Option shall be

2 immediately exercisable and may thereafter be exercised during the period ending on the expiration of the stated term of the Option. 7. Termination by Reason of Retirement. If the Optionee's employment with the Company, any Subsidiary, and/or any Affiliate terminates by reason of retirement at or after age 65, the Option shall become immediately exercisable and may thereafter be exercised during the period ending on the expiration of the stated term of the Option. If the Optionee's employment with the Company, any Subsidiary, and/or any Affiliate terminates by reason of retirement at or after age 55, the Option shall terminate upon the expiration of the stated term of the Option. In the event of retirement at or after age 55, there shall be no acceleration of vesting of the Option, but the Option shall continue to vest in accordance with its regular schedule and may thereafter be exercised during the period ending on the expiration of the stated term of the Option (the “Continued Vesting Shares”); provided that the Participant’s Retirement occurs after the first anniversary of the Grant Date. 8. Termination for Cause. If the Optionee's employment with the Company, any Subsidiary and/or any Affiliate is terminated for Cause, or the Committee determines that the Optionee has engaged in conduct that would be grounds for termination with Cause, the Option shall be immediately forfeited to the Company upon the giving of notice of termination of employment, and any Shares issued upon exercise of the Option shall be subject to recoupment by the Company based upon a determination by the Committee that recoupment is necessary to recover economic loss associated with the termination with Cause. Any such determination shall be made by the Committee in its sole and absolute discretion. 9. Qualifying Termination. Notwithstanding Section 10, if Optionee is designated as an Eligible Executive under the Globe Life Inc. Executive Severance Plan and if the Optionee's employment with the Company, any Subsidiary and/or any Affiliate is terminated due to a Qualifying Termination as such term is defined in the Globe Life Inc. Executive Severance Plan and Section 7 does not apply, the Option shall terminate three (3) years from the date of termination of employment or upon the expiration of the stated term of the Option, whichever is shorter. In the event of such Qualifying Termination, there shall be no acceleration of vesting, but the Option shall continue to vest in accordance with its regular schedule and may only be exercised to the extent it is or becomes exercisable prior to such Qualifying Termination. 10. Other Termination. If the Optionee's employment with the Company, any Subsidiary and/or any Affiliate is involuntarily terminated by the Optionee's employer without Cause, the Option shall terminate three (3) months from the date of termination of employment or upon the expiration of the stated term of the Option, whichever is shorter. If the Optionee's employment with the Company, any Subsidiary and/or any Affiliate is voluntarily terminated for any reason, the Option shall terminate one (1) month from the date of termination of employment or upon the expiration of the stated term of the Option, whichever is shorter. In the event of involuntary termination without Cause or voluntary termination, there shall be no acceleration of vesting, but the Option shall continue to vest in accordance with its regular schedule and may only be exercised to the extent it is or becomes exercisable prior to such termination. 11. Shares Listed on the Exchange. The Shares for which the Option is hereby granted shall have been listed on the New York Stock Exchange at the time the Option is exercised.

3 12. Shares May be Newly Issued or Purchased. The Shares to be delivered upon exercise of the Option shall be made available, at the discretion of the Company, either from authorized but previously unissued Shares or from Shares held in the treasury of the Company. 13. Adjustment of Shares for Recapitalization. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the number and price of Shares. 14. Payment of Taxes. The Optionee shall, no later than the date as of which the value of any portion of the Option first becomes includable in the Optionee’s gross income for Federal income tax purposes, pay to the Company, or make other arrangements satisfactory to the Committee, in its sole discretion, regarding payment of, Federal, state, local or FICA taxes of any kind required by the law to be withheld with respect to the Option. The obligations of the Company under this Agreement shall be conditional on such payment or arrangements. The Optionee may elect, subject to the approval of the Committee, to satisfy the Optionee’s Federal, and where applicable, FICA, state and local tax withholding obligations arising from all awards by the reduction in an amount necessary to pay any such withholding tax obligations, of the number of Shares of stock or amount of cash otherwise issuable or payable to said Optionee upon the issuance of Shares or payment of cash in respect of an Option. The Company and, where applicable, its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such withholding taxes owed by an Optionee who is not subject to Section 16 of the 1934 Act from any payment of any kind otherwise due to said Optionee. 15. Headings. The headings contained herein are for convenience of reference only, do not constitute a part of this Grant Agreement and shall not be deemed to limit or affect any of the provisions hereof. 16. Notices. Any notices required by or permitted to be given to the Company under this Agreement shall be made in writing and addressed to the Secretary of the Company in care of the Company's Legal Department, 3700 South Stonebridge Drive, McKinney, Texas 75070. Any such notice shall be deemed to have been given when received by the Company. 17. Recoupment. Options awarded hereunder are subject to the Globe Life Inc. Clawback Policy as it may be amended or revised (the “Clawback Policy”). Any Options awarded hereunder may be cancelled or forfeited and any shares of Stock issued upon exercise of the Option shall be subject to forfeiture and recoupment by the Company based on a later determination that recoupment is required under the Clawback Policy. Any such determination by the Committee (in its sole discretion) shall be deemed a failure by the Participant to meet conditions precedent to payment of the Award and render the payment subject to recoupment. 18. Governing Law/Venue. Except as noted below, this Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, United States of America, regardless of the law that might be applied under principles of conflict of laws. In addition, Participant and the Company agree that any disputes or claims concerning or relating to the terms and provisions of this Agreement shall be filed in Collin County, State of Texas or the United States District Court for the Eastern District of Texas.

4 Company Name Globe Life Inc. Plan Participant Id Participant Name Participant Address Grant/Award Type Grant Amount Grant/Exercise Price Grant/Award Date VESTING SCHEDULE Vesting Date [No. of Shares] Percent